united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered
management investment companies

Investment Company Act file number 811-22963

iDirect Private Markets Fund

(Exact name of registrant as specified in charter)

60 East 42nd Street, 26th Floor,
New York, NY 10165

(Address of principal executive offices)
(Zip code)

Indira Mahadeo,
iCapital Registered Fund Adviser LLC

60 East 42nd Street, 26th Floor,
New York, NY 10165

(Name and address of agent for service)

Registrant’s telephone number, including area code: (646) 214-7277

Date of fiscal year end: 3/31

Date of reporting period: 9/30/24

Item 1. Reports to Stockholders.

(a)	Not Applicable

(b)

iDirect
PRIVATE MARKETS FUND

iDirect Private Markets Fund Semi-Annual Report

September 2024

iDirect Private Markets Fund

September 30, 2024

iDirect Private Markets Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2024

The table below shows the total returns for iDirect Private Markets Fund and MSCI All Country World Index for the same time periods ended September 30, 2024(1)

	Six Months	One Year	Annualized Three Year	Annualized Five Year	Annualized Since Inception July 31, 2015 [2]
iDirect Private Markets Fund - Class I	4.97%	10.02%	4.29%	10.83%	9.67%
iDirect Private Markets Fund - Class A	4.64%	9.39%	3.66%	10.18%	8.98%
iDirect Private Markets Fund - Class A with sales load [3]	0.99%	5.56%	2.45%	9.39%	8.55%
MSCI AC World Index Net [4]	9.67%	31.76%	8.09%	12.19%	9.81%

[1]	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when repurchased, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the repurchases of Fund shares. Per the fee table in the Fund’s July 29, 2024 prospectus, the total annual operating expense are 2.51% and 1.91% for the Fund’s Class A and Class I shares, respectively. For performance information current to the most recent month-end, please call 1-212-994-7333.
[2]	The inception date of both the Fund’s Class A shares (including predecessor feeder fund shares), and Class I Shares (as re-classified), is July 31, 2015. The Fund was reorganized as of June 1, 2016 to offer the Class A and Class I shares.
[3]	Total return is calculated using the maximum sales load of 3.50%.
[4]	The MSCI All Country World Index (ACWI) is a market-cap-weighted global equity index that tracks emerging and developed markets. It currently monitors more than 2,600 large- and mid-cap stocks in 47 countries. The index is unmanaged, is not available for investment and does not incur fees.

Holdings by Asset Type	% of Net Assets
Investment Interests:
Direct Access Co-Investments	39.90%
Primary Investments	27.28%
Syndicated Co-Investments	13.87%
Secondary Investments	13.24%
Equity Investments:
Preferred Stocks	0.34%
Short-Term Investments	7.73%
Liabilities in Excess of other Assets	(2.36)%
Total	100.00%

iDirect Private Markets Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)

September 30, 2024

	Geographic Region	Cost	Fair Value	% of Net Assets	Initial Acquisition Date
INVESTMENT INTERESTS - 94.63%

CO-INVESTMENTS (a) - 53.77%

SYNDICATED CO-INVESTMENTS - 13.87%
Durational Consumer SPV IV GP, L.P. *	Americas	$2,251,179	$4,080	0.00%	2/8/2022
Independence Energy Investors L.P. (b) *	Americas	406,022	446,954	0.05%	2/26/2018
KKR Atlantic Co-Invest L.P. *	Americas	10,000,000	10,990,404	1.29%	7/22/2022
KKR Banff Co-Invest L.P. *	Americas	10,000,000	22,988,070	2.71%	9/28/2018
KKR Byzantium Infrastructure Co-Invest L.P. *	Europe	6,435,450	10,939,191	1.29%	10/3/2017
KKR Cape Co-Invest L.P. *	Americas	5,100,226	6,107,168	0.72%	11/12/2021
KKR Enterprise Co-Invest AIV B L.P. *	Americas	257,674	261,984	0.03%	7/14/2020
KKR Gamma Co-Invest L.P. *	Americas	499,644	658,745	0.08%	8/29/2022
KKR Inception Co-Invest, L.P. *	Europe	11,920,252	13,646,903	1.60%	1/3/2023
KKR Olympus Co-Invest, L.P. *	Europe	5,170,423	6,213,267	0.73%	10/18/2022
KKR Pegasus Co-Invest L.P. *	Europe	5,098,500	6,455,172	0.76%	7/7/2022
KKR Renovate Co-Invest L.P. *	Asia	5,000,000	4,865,138	0.57%	3/21/2022
KKR Sigma Co-Invest L.P. *	Europe	7,500,000	12,170,474	1.43%	6/11/2018
KKR Sprint Co-Invest L.P. *	Europe	3,153,447	(12,024)	0.00%	9/27/2022
LC Sports Pte. Ltd. *	Asia	2,282,797	230,177	0.03%	11/2/2018
Nutraceutical Investco LP (c) *	Americas	1,616,456	826,874	0.10%	7/15/2019
Uno Co-Invest L.P.	Americas	4,950,000	19,181,310	2.25%	6/7/2017
WestCap Hopper 2021 Co-Invest, LLC (c) *	Americas	1,563,652	1,994,223	0.23%	9/23/2021
TOTAL SYNDICATED CO-INVESTMENTS		$83,205,722	$117,968,110	13.87%

DIRECT ACCESS CO-INVESTMENTS - 39.90%
KKR Prosvasi 2022 L.P. *	Global	$62,294,600	$74,073,565	8.71%	10/26/2022
KKR Prosvasi 2022 AIV L.P. (b) *	Americas	9,490,000	11,353,534	1.33%	3/10/2023
Vista Prosvasi 2023, L.P. *	Americas	108,916,954	123,652,709	14.53%	7/20/2023
Warburg Pincus Prosvasi 2023 (Cayman), L.P. *	Global	32,166,537	37,223,707	4.37%	8/9/2023
Warburg Pincus Prosvasi 2023 (E&P), L.P. (b) *	Americas	4,266,716	4,754,822	0.56%	8/9/2023
Warburg Pincus Prosvasi 2023, L.P. *	Global	72,631,446	88,482,638	10.40%	8/9/2023
TOTAL DIRECT ACCESS CO-INVESTMENTS		289,766,253	339,540,975	39.90%

TOTAL CO-INVESTMENTS		372,971,975	457,509,085	53.77%

INVESTMENT FUNDS (a) - 40.52%

PRIMARY INVESTMENTS - 27.28%
Bridge Growth Partners (Parallel), L.P. *	Americas	$623,135	$1,041,846	0.12%	2/23/2016
KKR Americas Fund XII L.P.	Americas	58,583,095	90,960,262	10.69%	3/31/2017
KKR Asian Fund III L.P.	Asia	47,838,453	70,830,856	8.32%	3/31/2017
KKR European Fund IV L.P.	Europe	2,923,486	3,466,992	0.41%	12/17/2015
KKR European Fund V (USD) SCSp	Europe	27,478,182	32,802,053	3.86%	11/5/2018
KKR Health Care Strategic Growth Fund L.P. *	Americas	12,331,067	15,221,335	1.79%	8/4/2017
KKR Next Generation Technology Growth Fund II SCSp (b) *	Americas	5,091,410	7,251,764	0.85%	7/11/2019
L Catterton Asia 3 LP *	Asia	2,353,196	1,705,187	0.20%	12/4/2018
Oak Hill Capital Partners IV, L.P. (c)	Americas	446,939	390,762	0.05%	3/31/2017
Providence Strategic Growth Europe L.P. (b) *	Europe	1,334,051	1,659,149	0.19%	11/11/2019
RB Equity Fund II-A, L.P. *	Americas	983,249	1,643,841	0.19%	12/3/2018
The Resolute Fund IV, L.P.	Americas	705,380	2,500,544	0.29%	9/28/2018
Warburg Pincus (Callisto) Global Growth (Cayman) 14, L.P. *	Global	473,989	569,156	0.07%	8/25/2023
Warburg Pincus Global Growth 14 (Chai), L.P. *	Global	50,000	47,820	0.01%	8/16/2024
Warburg Pincus Global Growth 14 (E&P)-1, L.P. *	Global	92,016	98,859	0.01%	8/25/2023
Warburg Pincus Global Growth 14, L.P.	Global	1,724,939	1,962,677	0.23%	8/25/2023
TOTAL PRIMARY INVESTMENTS		163,032,587	232,153,103	27.28%

SECONDARY INVESTMENTS - 13.24%
AEA EXC CF LP (c) *	Americas	$4,836,233	$4,946,083	0.58%	8/11/2022
Bain Capital Empire Holdings, L.P. (c) *	Americas	4,377,605	4,473,632	0.53%	10/28/2022
Charles River Partnership XIII, L.P. *	Americas	29,180	207,021	0.02%	6/29/2018
Eurazeo Capital IV A SCSp (c)	Europe	2,221,968	2,505,122	0.30%	1/28/2019
Eurazeo Capital IV D SCSp (c) *	Europe	923,029	504,697	0.06%	1/28/2019
Foundation Capital V, L.P. (c) *	Americas	3,410	208,701	0.03%	6/29/2018
Foundation Capital VI, L.P. (c) *	Americas	161,147	265,042	0.03%	6/29/2018
Foundation Capital VII, L.P. (c) *	Americas	418,264	801,362	0.10%	6/29/2018
Foundation Capital VIII, L.P. (c) *	Americas	716,557	3,992,585	0.47%	6/29/2018
GA Continuity Fund I, L.P.	Americas	4,413,742	6,243,844	0.73%	6/22/2021
Icon Partners V, L.P. (c)	Americas	4,490,808	5,989,726	0.70%	12/22/2021
KKR Asian Fund L.P. *	Asia	1,757,641	(257,750)	-0.03%	12/29/2016

iDirect Private Markets Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

September 30, 2024

	Geographic Region	Cost	Fair Value	% of Net Assets	Initial Acquisition Date
SECONDARY INVESTMENTS (Continued) - 13.24%
KKR Asian Fund (Ireland III MIT) I L.P. *	Asia	$1,088,708	$271,055	0.03%	12/29/2016
KKR Asian Fund II Private Investors Offshore, L.P. (c)	Asia	3,197,560	1,443,104	0.17%	9/30/2017
KKR China Growth Fund, L.P.	Asia	6,283,321	1,455,324	0.17%	6/29/2018
KKR European Fund III, Limited Partnership *	Europe	1,623,115	884,648	0.10%	12/31/2015
KKR Gaudi Investors L.P. *	Europe	8,626,190	9,577,846	1.13%	5/4/2017
KKR Indigo Equity Partners A L.P. (b) *	Americas	15,358,165	16,695,994	1.96%	6/8/2022
KKR Lending Partners II L.P. (b)	Americas	1,499,997	689,039	0.08%	3/31/2017
KKR North America Fund XI L.P. (b)	Americas	15,516,348	8,335,219	0.98%	10/29/2015
KKR North America Fund XI (Wave) L.P. (b) *	Americas	1,158,120	96,221	0.01%	10/29/2015
KKR Real Estate Partners Americas II L.P.	Americas	13,761,190	7,815,287	0.92%	5/31/2018
L Catterton VIII Offshore, L.P. (b)	Americas	2,967,577	2,501,249	0.29%	9/27/2019
Lime Rock Partners IV AF, L.P.	Americas	34,113	2,531,028	0.30%	6/21/2018
Menlo Ventures X LP *	Americas	2,493,985	88,745	0.01%	12/31/2017
Menlo Ventures XI LP *	Americas	4,951,686	931,676	0.11%	12/31/2017
Pegasus WSJLL Fund, L.P. (c) *	Americas	5,240,780	6,383,190	0.75%	12/14/2021
Pueblo Co-Invest-A LP	Americas	3,081,187	5,885,179	0.69%	6/25/2019
RB Equity Fund I-A LP *	Americas	3,488,714	9,409,978	1.11%	12/31/2018
The Resolute II Continuation Fund, L.P.	Americas	1,552,111	2,226,203	0.26%	8/31/2018
Warburg Pincus XI (Asia), L.P. *	Asia	5,121,638	2,465,722	0.29%	9/30/2017
WP DVT, L.P. *	Americas	2,098,000	2,541,854	0.30%	3/11/2022
Yorktown Energy Partners IX, L.P. (b)	Americas	286,197	128,613	0.02%	9/30/2018
Yorktown Energy Partners VIII, L.P. (b)	Americas	486,043	88,856	0.01%	9/30/2018
Yorktown Energy Partners X, L.P. (b)	Americas	434,572	280,647	0.03%	9/30/2018
TOTAL SECONDARY INVESTMENTS		124,698,901	112,606,742	13.24%

TOTAL INVESTMENT FUNDS		$287,731,488	$344,759,845	40.52%

EQUITY INVESTMENTS - 0.34%
PREFERRED STOCKS (a) - 0.34%
FINANCIAL - 0.24%
New York Digital Investment Group, LLC (b,c) *	Americas	2,000,000	2,000,000	0.24%	2/25/2022

INFORMATION TECHNOLOGY - 0.10%
InvestX DSF Holdings XXIII LLC (c) *	Americas	2,081,170	876,096	0.10%	2/16/2022

TOTAL PREFERRED STOCKS		$4,081,170	$2,876,096	0.34%

TOTAL INVESTMENT INTERESTS		$664,784,633	$805,145,026	94.63%

SHORT-TERM INVESTMENT - 7.73%
MONEY MARKET FUND - 7.73%	Shares
Fidelity Treasury Portfolio - Class I 4.83%^^ (b)	64,987,083	64,987,083	64,987,083	7.63%
Fidelity Government Portfolio Institutional Class 4.87% ^^	830,715	830,715	830,715	0.10%
TOTAL SHORT-TERM INVESTMENTS		$65,817,798	$65,817,798	7.73%

TOTAL INVESTMENTS - 102.36% (Cost - $ 730,602,431) (d)			$870,962,824
LIABILITIES IN EXCESS OF OTHER ASSETS - (2.36%)			(20,056,407)
NET ASSETS - 100.00%			$850,906,417

*	Non-income producing.
^^	Yield disclosed is the seven day effective yield as of September 30, 2024.
(a)	Securities restricted to resale represents $805,145,026 or 94.63% of net assets.
(b)	All or part of these investments are holdings of iDPE Subsidiary, LLC, a wholly-owned subsidiary of the Fund.
(c)	The fair value of this investment is determined using significant unobservable inputs and is classified as level 3 on the GAAP hierarchy.
(d)	The fair value of total investments consists of the following regions (excluding short-term investments):

	Cost	Fair Value	% of Net Assets
Americas	$336,019,699	$418,864,301	49.24%
Asia	74,923,314	83,008,813	9.76%
Global	169,433,527	202,458,422	23.78%
Europe	84,408,093	100,813,490	11.85%
Total Investments	664,784,633	805,145,026	94.63%

iDirect Private Markets Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

September 30, 2024

ASSETS
Investments:
Investments at fair value (cost $730,602,431)	$870,962,824
Cash(1)	18,026,674
Interest Income receivable	324,503
Prepaid expenses and other assets	23,852
TOTAL ASSETS	$889,337,853

LIABILITIES
Payable for Fund shares repurchased	$15,571,671
Subscriptions received in advance	17,679,662
Net Deferred tax liability	2,595,137
Current tax payable	173,937
Accrued Expenses:
Service fees payable to related parties	258,552
Management fee payable to Adviser	933,305
Distribution and Servicing fees payable to Distributor	212,721
Audit and tax fees	245,151
Legal fees	634,222
Line of credit fees payable	2,952
Directors fees	71,590
Custody fees	51,974
Other	562
TOTAL LIABILITIES(2)	38,431,436

NET ASSETS	$850,906,417

Composition of Net Assets:
Paid-in capital	$661,845,674
Accumulated earnings	189,060,743
NET ASSETS	$850,906,417

Class I Shares:
Net Assets	$517,363,393
Shares of beneficial interest outstanding [$0 par value]	13,615,355
Net asset value (Net Assets ÷ Shares Outstanding), offering price and repurchase price per share	$38.00

Class A Shares:
Net Assets	$333,543,024
Shares of beneficial interest outstanding [$0 par value]	19,223,371
Net asset value (Net Assets ÷ Shares Outstanding) and repurchase price per share	$17.35
Maximum offering price per share (net asset value plus maximum sales load of 3.50%)	$17.98

(1)	Includes cash and cash held in escrow
(2)	Commitments and contingencies (See Notes 2 and 7)

See accompanying notes to consolidated financial statements.

iDirect Private Markets Fund

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

For the Six Months Ended September 30, 2024

INVESTMENT INCOME
Dividend distributions from underlying investments	$2,184,859
Dividend income	1,583,360
TOTAL INVESTMENT INCOME	3,768,219

EXPENSES
Management fees	3,662,901
Distribution and Servicing fees - Class A	997,722
Line of credit fees	402,500
Legal fees	570,142
Sub-Accounting and Sub-Transfer Agent fees	247,900
Administrative services fees	240,323
Audit and tax fees	111,258
Trustees fees and expenses	110,527
Printing and postage expenses	97,452
Custodian fees	53,563
Accounting services fees	54,129
Transfer Agent fees	40,798
Registration fees	25,091
Chief Compliance Officer fees	22,323
Other expenses	69,221
Tax expense	173,937
TOTAL EXPENSES	6,879,787

NET INVESTMENT LOSS	(3,111,568)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Capital gain distributions from underlying investments	20,364,975

Net change in unrealized appreciation/(depreciation) on investments	22,789,514
Net change in deferred tax liability	(1,550,755)
Net change in unrealized appreciation/(depreciation) on investments, net of deferred taxes	21,238,759
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	41,603,734

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,492,166

See accompanying notes to consolidated financial statements.

iDirect Private Markets Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2024		For the Fiscal Year Ended March 31, 2024
	(Unaudited)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment (loss)	$(3,111,568)		$(3,442,902)
Net capital gain distributions from underlying investments	20,364,975		36,252,692
Net realized gain/(loss) from investments	—		(37,224,803)
Net change in unrealized appreciation/(depreciation) on investments, net of taxes	21,238,759		87,908,233
Net increase in net assets resulting from operations	38,492,166		83,493,220

DISTRIBUTIONS TO INVESTORS
Class I	—		(4,750,933)
Class A	—		(4,761,850)
Total Distributions to Investors	—		(9,512,783)

BENEFICIAL INTEREST TRANSACTIONS
Proceeds from shares sold
Class I	88,982,156		164,608,704
Class A	9,043,995		8,233,420
Reinvestment of distributions
Class I	—		3,415,171
Class A	—		4,504,366
Repurchase of shares
Class I	(17,085,322	)(1)	(22,179,504	)(1)
Class A	(16,390,267)		(44,623,638)
Total Increase in Net Assets from Shares of Beneficial Interest(2)	64,550,562		113,958,519

NET INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS	103,042,728		187,938,956

NET ASSETS
Beginning of Year	747,863,689		559,924,733
End of Year/Period	$850,906,417		$747,863,689

SHARE ACTIVITY
Class I:
Shares Sold	2,410,214		4,830,723
Shares Reinvested	—		100,199
Shares Repurchased	(185,639)		(637,642)
Net Increase in Shares Outstanding(2)	2,224,575		4,293,280

Class A:
Shares Sold	536,858		532,298
Shares Reinvested	—		288,635
Shares Repurchased	(654,117)		(2,792,485)
Net (Decrease) in Shares Outstanding(2)	(117,259)		(1,971,552)

(1)	Early repurchase fees of $ 880 and $19,251 for the six months ended 9/30/24 and the fiscal year ended 3/31/2024 respectively, are netted against the total repurchase of shares.
(2)	Includes exchanges of shares between Class A and Class I

See accompanying notes to consolidated financial statements.

iDirect Private Markets Fund

CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)

For the Six Months Ended September 30, 2024

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$38,492,166
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	$(78,521,730)
Net purchases of short-term investments	(19,454,575)
Net change in unrealized appreciation/depreciation on investments, net of deferred taxes	(21,238,759)
Return of capital from underlying investments	12,087,291
Decrease in prepaid expenses and other assets	11,641
Increase in interest, dividends and distributions receivables	(156,360)
Increase in current tax payable	173,937
Decrease in payable due to Adviser	(150,313)
Decrease in service fees payable to related parties	(112,626)
Decrease in distribution and servicing fees payable to Distributor	(32,017)
Increase in accrued expenses and other liabilities	270,346
Net cash used in operating activities	(68,630,999)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Shares issued, net of change in subscriptions received in advance	100,537,316
Payment of Shares repurchased, net of change in payable for Shares repurchased	(29,384,283)
Net cash provided by financing activities	71,153,033

NET INCREASE IN CASH	2,522,034
CASH - BEGINNING OF YEAR(1)	15,504,640
CASH - END OF YEAR(1)	$18,026,674

(1) Includes cash and cash held in escrow.

SUPPLEMENTAL CASH DISCLOSURE INFORMATION:
Cash held in Escrow - Beginning of Year	$15,254,640
Cash held in Escrow - End of Year	$17,776,674

SUPPLEMENTAL NON-CASH DISCLOSURE INFORMATION:
Exchanges into Class I (81,769 shares)	$2,963,131
Exchanges out of Class A (178,541 shares)	$(2,963,131)

See accompanying notes to consolidated financial statements.

iDirect Private Markets Fund

CONSOLIDATED STATEMENTS OF FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year End

	Class I(1)
	Six Months Ended September 30, 2024		Year Ended March 31, 2024		Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021		Year Ended March 31, 2020
	(Unaudited)
Net asset value, beginning of year	$36.20		$32.31		$38.85	$35.64	$27.05		$29.62

Gain (Loss) from investment operations:
Net investment income/(loss)(3)	(0.10)		(0.09)		(0.03)	0.08	0.45		0.10
Net realized and unrealized gain/(loss) on investments	1.90		4.47		(2.05)	5.50	9.40		(1.54)
Net increase/(decrease) in net assets resulting from operations	1.80		4.38		(2.08)	5.58	9.85		(1.44)

Less distributions to Investors from:
Net investment income	—		—		(1.06)	(0.04)	—		—
Net realized gain on investments	—		(0.49)		(3.40)	(2.33)	(1.26)		(1.13)
Total distributions	—		(0.49)		(4.46)	(2.37)	(1.26)		(1.13)

Net asset value, end of year	$38.00		$36.20		$32.31	$38.85	$35.64		$27.05

Total Return(4)	4.97	%(10)	13.66%		(5.66)%	15.79%	37.48%		(5.13)%

Net assets, end of year (000s)	$517,363		$422,073		$238,016	$189,800	$141,353		$107,528

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets(5,6)	1.46	%(11)	1.17	%(9)	1.75%	2.25%	1.74	%(7)	2.03%
Ratio of net expenses to average net assets(6)	1.46	%(11)	1.17	%(9)	1.75%	2.25%	1.74	%(7)	2.11	%(8)
Ratio of net investment income/(loss) to average net assets	(0.53	)%(11)	(0.25)%		(0.08)%	0.21%	1.54%		(0.36)%

Portfolio Turnover Rate	0	%(10)	0%		0%	0%	0%		0%

	Class A(2)
	Six Months Ended September 30, 2024		Year Ended March 31, 2024		Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021		Year Ended March 31, 2020
	(Unaudited)
Net asset value, beginning of year	$16.58		$14.89		$17.87	$16.49	$12.59		$13.86

Gain (Loss) from investment operations:
Net investment income/(loss)(3)	(0.09)		(0.12)		(0.10)	(0.08)	0.13		(0.03)
Net realized and unrealized gain/(loss) on investments	0.86		2.04		(0.95)	2.55	4.35		(0.71)
Net increase/(decrease) in net assets resulting from operations	0.77		1.92		(1.05)	2.47	4.48		(0.74)

Less distributions to Investors from:
Net investment income	—		—		(0.37)	(0.01)	—		—
Net realized gain on investments	—		(0.23)		(1.56)	(1.08)	(0.58)		(0.53)
Total distributions	—		(0.23)		(1.93)	(1.09)	(0.58)		(0.53)

Net asset value, end of year	$17.35		$16.58		$14.89	$17.87	$16.49		$12.59

Total Return(4)	4.64	%(10)	12.96%		(6.20)%	15.06%	36.67%		(5.64)%

Net assets, end of year (000s)	$333,543		$325,790		$321,909	$357,390	$315,874		$261,763

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets(5,6)	2.06	%(11)	1.77	%(9)	2.35%	2.85%	2.35	%(7)	2.62%
Ratio of net expenses to average net assets(6)	2.06	%(11)	1.77	%(9)	2.35%	2.85%	2.35	%(7)	2.62	%(8)
Ratio of net investment income/(loss) to average net assets	(1.12	)%(11)	(0.78)%		(0.64)%	(0.45)%	0.94%		(0.20)%

Portfolio Turnover Rate	0	%(10)	0%		0%	0%	0%		0%

(1)	The Fund commenced operations on July 31, 2015.
(2)	Class A commenced operation on June 1, 2016.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period/year.
(4)	Total returns shown exclude the effect of applicable sales charges and tender fees and assumes reinvestment of all distributions.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6)	Expense Ratios do not include the expenses paid on the Investment Interests.
(7)	The Fund estimates its tax expense on iDPE Subsidiary, LLC, a wholly owned subsidiary. Due to the timing of tax estimates the Fund had a tax overpayment from 2020 that reduced the gross and net expense ratios. Without this reduction the gross and net expenses ratios would have been 1.86% and 2.47% for Class I and A, respectively.
(8)	The net expense ratio is greater than gross expense ratio due to the expenses recaptured. See Note 4 in the notes to consolidated financial statements.
(9)	The Fund estimates its tax expense on iDPE Subsidiary, LLC, a wholly owned subsidiary. During the year ended March 31, 2024 the Fund had a change in tax estimate that reduced the gross and net expense ratios. Without this reduction the gross and net expenses ratios would have been 1.45% and 2.05% for Class I and A, respectively.
(10)	Not annualized.
(11)	Annualized.

See accompanying notes to consolidated financial statements.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

September 30, 2024

1. ORGANIZATION

iDirect Private Markets Fund (the “Fund”) is organized as a Delaware statutory trust that commenced operations on July 31, 2015, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified investment management company. iCapital Registered Fund Adviser LLC (the “Adviser” or “iRFA”), an affiliate of Institutional Capital Network, Inc. (“iCapital”), serves as the Fund’s investment adviser. The Fund currently offers two separate classes of shares of beneficial interest, designated Class A and Class I (each, “Shares”) on a continuous basis at the net asset value (“NAV”) per share plus any applicable sales loads.

The minimum investment for an investor in the Fund is $25,000. Class A shares are offered at NAV plus a maximum sales charge of 3.50% and are subject to an annual distribution and servicing fee payable monthly. Class I shares are sold at NAV without an initial sales charge and are not subject to a distribution or shareholder servicing fees. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each month based upon the relative net assets of each class.

The Fund’s investment objective is to seek long-term capital appreciation. The Fund intends to allocate at least 80% of its assets to private equity investment interests of any type (“Investment Interests”). The Fund allocates substantially all of its assets to Investment Interests sponsored or managed by Kohlberg Kravis Roberts & Co. L.P. or an affiliate (collectively, “KKR”), Vista Equity Partners Management, LLC or an affiliate (collectively, “Vista”), or Warburg Pincus LLC or an affiliate (collectively, “Warburg Pincus” and with KKR and Vista, the “Core Independent Managers”). The Fund is in the process of transitioning its portfolio such that upon conclusion of this transition period, the Fund intends to (i) allocate approximately one-third of the value of its Investment Interests to each Core Independent Manager and (ii) invest approximately 10% of its total assets in more liquid securities for cash management purposes. The Fund may at any time determine not to allocate its assets to the Core Independent Managers and, instead, may determine to allocate its assets to Investment Interests not sponsored, advised by, or otherwise linked to, a Core Independent Manager and to mandates and asset classes not representative of private equity.

Following the transition period, the Fund intends to invest approximately 90% of its total assets in direct access investments (“Direct Access Investments”) through or alongside private equity funds sponsored or managed by the Core Independent Managers. Direct Access Investments are sourced from arrangements in which the Fund has the opportunity to invest in a Core Independent Manager’s buyout and growth equity investments globally on a deal-by-deal basis. However, the Fund may at any time determine not to allocate its assets to the Core Independent Managers and, instead, may determine to allocate its assets to Investment Interests not sponsored, advised by, or otherwise linked to, a Core Independent Manager and to mandates and asset classes not representative of private equity.

Since the Fund’s inception in 2015, the Fund has operated as a “non-diversified” fund for 1940 Act purposes. Under the 1940 Act, a registered investment company is required to state whether it is diversified or non-diversified for 1940 Act purposes. A “diversified” fund is one whose 5%+ investments comprise no more than 25% of the fund’s total assets; a non-diversified fund is not subject to this 25% limitation. In July 2019, the Fund disclosed in its updated Prospectus that it was a diversified fund based on the Fund administrator looking through the Fund’s underlying fund investments to the portfolio companies held by the underlying funds (the “Look Through Approach”). After further review, the Fund has concluded that the Look Through Approach was not the appropriate methodology to determine whether the Fund is a diversified or non-diversified fund for 1940 Act purposes. As a result, the Fund has revised (and will revise) its disclosure with respect to certain other filings to consistently reflect that the Fund operates as a “non-diversified” fund. Importantly, at all times since the Fund’s inception, the Fund has operated as a non-diversified fund for 1940 Act purposes based on its underlying fund investments.

Consolidation of a Subsidiary – The consolidated financial statements of the Fund include iDPE Subsidiary, LLC (“iDPE, LLC”) (formerly known as iKF, LLC), (the “Subsidiary”) a limited liability company and wholly owned subsidiary of the Fund. All intercompany accounts and transactions have been eliminated. As of September 30, 2024, the net assets of iDPE, LLC were $49,492,253, which is 5.82% of the Fund’s consolidated net assets.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2024

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC Topic 946”), and therefore is applying the specialized accounting and reporting guidance in ASC Topic 946.

Investment Interests Valuation – The Fund has adopted valuation procedures pursuant to which it will fair value its Co-Investment Opportunities and Investment Funds. These valuation procedures, which have been approved by the Fund’s Board of Trustees (the “Board”), provide that the unaudited valuations determined by the general partner, managing member or affiliated investment adviser of the Investment Interests (the “Investment Managers”) will be reviewed by the Adviser. The Fund will generally rely on such valuations even in instances where an Investment Manager may have a conflict of interest in valuing the securities. Furthermore, the Investment Interests will typically provide the Adviser with estimated NAVs or other valuation information on a quarterly basis, and such data will be subject to revision through the end of each Investment Interest’s annual audit. While such information generally is provided on a quarterly basis, the Fund calculates its NAV and issues shares on a monthly basis.

The fair value of the investments in the portfolio is determined at the date of the Consolidated Statement of Assets and Liabilities. The Fund follows the guidance set forth under ASC Topic 820, Fair Value Measurements (“ASC Topic 820”), and defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the Fund’s Valuation Designee (the “Valuation Designee”) to perform the Fund’s fair value procedures, under the Board’s general supervision. As the Fund’s Valuation Designee, the Adviser is responsible for the assessment and management of valuation risks, establishment and application of fair value methodologies, testing of fair value methodologies, and overseeing pricing services. The Adviser’s Pricing Committee (the “Pricing Committee”), which is comprised of representatives of the Adviser, meets monthly, or as needed, to determine the value of the Fund’s investments. The Pricing Committee may enlist independent valuation firms to provide third-party valuation consulting services. The Adviser certifies to the Board that the Fund’s valuation policy and procedures are properly followed.

The Fund utilizes various methods to measure the fair value of its investments. U.S. GAAP establishes a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC Topic 820, these inputs are summarized below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market for similar instruments, and fair value is determined through the use of models or other valuation methodologies.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and based on the best information available.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2024

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. The categorization of Level 2 or Level 3 is based on the significance of the unobservable inputs to the overall valuation. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following tables summarize the inputs used to value the Fund’s investments by fair value hierarchy as of September 30, 2024:

	Level 1	Level 2	Level 3	Investments Valued at NAV *	Total
Investment Interests
Co-Investments
Syndicated Co-Investments	$—	$—	$2,821,097	$115,147,013	$117,968,110
Direct Access Co-Investments	—	—	—	339,540,975	339,540,975
Investment Funds
Primary Investments	—	—	390,762	231,762,341	232,153,103
Secondary Investments	—	—	31,513,244	81,093,498	112,606,742
Equity Investments
Preferred Stock	—	—	2,876,096	—	2,876,096
Short-Term Investments	65,817,798	—	—	—	65,817,798
Total Investments:	$65,817,798	$—	$37,601,199	$767,543,827	$870,962,824

*	Investments valued using NAV as the practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals presented on the Consolidated Statement of Assets and Liabilities.

The following table is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Beginning Balance 3/31/2024	Cost of purchases	Proceeds from sales and principal paydowns	Capital gain distributions from underlying investments	Change in unrealized appreciation/ (depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/2024
Co-Investments
Syndicated Co-Investments	$—	$—	$—	$—	$—	$2,821,097	$—	$2,821,097
Investment Funds
Primary Investments	—	—	—	—	—	390,762	—	390,762
Secondary Investments	1,533,156	106,808	(125,688)	—	38,980	29,959,988	—	31,513,244
Equity Investments Preferred Stock	2,876,096	—	—	—	—	—	—	2,876,096
Total Investments	$4,409,252	$106,808	$(125,688)	$—	$38,980	$33,171,847	$—	$37,601,199

Transfers to and from Level 3 occurred due to an increase/decrease in the significance of an unobservable input to the estimate of fair value as of and during the six months ended September 30, 2024, due to timing of the investment interests’ net asset value or to fund liquidation.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2024

The following table is a summary of the valuation techniques and unobservable inputs used in the fair value measurements as of September 30, 2024:

Investment Type	Fair Value as of 9/30/2024	Valuation Technique(s)	Unobservable Input(s)	Single Input or Range of Inputs
Syndicated Co-Investments	$2,821,097	Adjusted reported investment net asset value	Fair value adjustment *	N/A
Primary Investments	390,762	Adjusted reported investment net asset value	Fair value adjustment *	N/A
Equity Investments	2,000,000	Cost Method	N/A	N/A
Preferred Stock	876,096	Market Approach	Comparable Transaction Price	$600 per share
Secondary Investments	31,513,244	Adjusted reported investment net asset value	Fair value adjustment *	N/A
Total	$37,601,199

*	The significant unobservable input applied to fair value adjusted investments, in part or in whole, is the application of an alpha and beta to a benchmark. The benchmark used is a world market index and the beta is calculated through analysis which is backtested by the Adviser. As of September 30, 2024, the alpha and beta applied were. 62% and. 36%. An increase of the beta would indicate an increase in the effect of the input to the fair value.

The valuation process involved in Level 3 measurements is designed to subject the valuation of the investments to an appropriate level of consistency, oversight and review. The valuation of the Fund’s Level 3 investments relies on evaluations of multiple observable and unobservable inputs including financial and operating data; company specific developments, stock prices, earnings and tax rates; market valuations of comparable companies; analysis of market segments; and model projections. The output of these evaluations is typically reviewed and approved by the Pricing Committee which receives information surrounding their valuation process and, in some circumstances, the valuation analysis.

Investments Valued at NAV – ASC Topic 820 permits a reporting entity to measure the fair value of an Investment Interest that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the Investment Interest as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value.

Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Adjustments to the NAV provided by the Adviser would be considered if the practical expedient NAV was not as of the Fund’s measurement date; if it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or if it was determined by the Fund’s valuation policies and procedures that the private investment is not being reported at fair value.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2024

A listing of the Investment Interests held by the Fund and their attributes, as of September 30, 2024, are shown in the table below:

Investment Interests	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency *	Notice Period (In Days)	Redemption Restrictions Terms **
Syndicated Co-Investments	Investments in operating companies alongside a new fund, which have been syndicated	$117,968,110	$5,354,302	N/A	None	N/A	N/A
Direct Access Co-Investments	Investments in operating companies alongside a new fund, through Direct Access arrangements	$339,540,975	$3,183,945	N/A	None	N/A	N/A
Primary Investments	Investments in newly established blind-pool funds	$232,153,103	$23,890,743	N/A	None	N/A	N/A
Secondary Investments	Investments in assets managed by an existing sponsor	$112,606,742	$20,104,226	N/A	None	N/A	N/A
Equity Investments - Preferred Stock	Investments in operating companies	$2,876,096	—
		$805,145,026	$52,533,216

*	The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Interests may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Interests have the flexibility, as provided for in their constituent documents, to modify and waive such terms.
**	The investment interests cannot be redeemed. Instead, the nature of the investment interests is that distributions are received through the liquidation of the underlying assets. Distributions from Investment Interests occur at irregular intervals, and the exact timing of distributions from Investment Interests cannot be determined. It is estimated that distributions will occur over the life of the Investment Interests.

Unfunded Commitments – As of September 30, 2024, the Fund had total unfunded commitments of $52,533,216 which consisted of $5,354,302 Syndicated Co-Investments, $3,183,945 Direct Access Investments, $23,890,743 Primary Investments and $20,104,226 Secondary Investments. The Fund expects to fulfill these unfunded commitments through the use of cash, liquid investments, future distributions from Investment Funds and line of credit proceeds.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The Fund bears all expenses incurred in the course of its operations and expenses are recorded on an accrual basis.

The Fund does not invest directly in marketable securities; however, from time to time, the Investment Interests may make distributions of marketable securities to the Fund. Upon receipt, these marketable securities are initially recorded at their fair values at the date of distribution from the Investment Interests. Thereafter, these marketable securities are carried at their estimated fair value, which is the closing price. The net realized gain/(loss) from these securities is recorded in the Consolidated Statement of Operations, if any, represents the difference between the proceeds received from the sale of these marketable securities and the amount at which these marketable securities were initially recorded using the identified cost basis method.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed at least annually and are recorded on ex-dividend date. Distributable net realized capital gains are declared and distributed at least annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2024

Federal Income Taxes – The Fund’s policy is to continue to qualify as a Regulated Investment Company (“RIC”) by complying with the provisions of the Internal Revenue Code that are applicable to RICs and to distribute substantially all of its taxable income and net realized (after reduction for capital loss carryforwards) gains to shareholders. Therefore, no federal income tax provision has been recorded for the Fund.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities in accordance with the FASB ASC 740, Accounting for Uncertainty in Income Taxes. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year ended September 30, 2021 through September 30, 2023 or expected to be taken in the Fund’s September 30, 2024 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments. However, the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

iDPE, LLC, the wholly owned subsidiary of the Fund, is a domestic limited liability company that has elected to be treated as a C Corporation for federal and state income tax purposes. State tax returns are filed in various states in which an economic presence exists. Current state taxes consist of income taxes, franchise taxes, business taxes, excise taxes or gross receipts taxes, depending on the state in which the returns are filed. Income taxes are charged based on apportioned income for each state.

iDPE, LLC recognizes deferred income taxes for differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Deferred tax assets are reduced by a valuation allowance when, in the opinion of the Adviser, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and the rates on the date of enactment.

When tax returns are filed, some positions taken may be sustained upon examination by the taxing authorities, while other positions are subject to uncertainty about the merits of the position taken or the amount of the position that would be sustained. The Adviser considers the likelihood of changes by taxing authorities in its filed income tax returns and recognizes a liability for or discloses potential changes that it believes are more likely than not to occur upon examination by taxing authorities.

The Adviser has not identified any uncertain tax positions in filed income tax returns that require recognition or disclosure in the accompanying consolidated financial statements. The Fund’s income federal tax returns for the past three years and state tax returns for the past four years are subject to examination by taxing authorities and may change upon examination. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in operating expense. No interest expense or penalties were recognized during the six months ended September 30, 2024 and 2023.

The estimated provision for (benefit from) income taxes for the six months ended September 30, 2024 and 2023 consist of the following:

	2024	2023
Current:
Federal	$120,087	$(413,047)
State	53,850	(189,044)
	173,937	(602,091)
Deferred:
Federal	1,791,691	1,053,599
State	803,446	482,214
	2,595,137	1,535,813
Estimated provision for income taxes	$2,769,074	$933,722

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2024

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

At September 30, 2024 and 2023, components of the estimated deferred tax assets and liabilities are as follows:

	2024	2023
Deferred tax assets:	$—	$—
Deferred tax liabilities:
Net unrealized gains on investment securities	(2,595,137)	(1,535,813)
Net deferred tax (liabilities)	$(2,595,137)	$(1,535,813)

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gain/(loss) on investments before taxes as follows:

iDPE, LLC	As of September 30, 2024	As of September 30, 2023
Income taxes at statutory rate	$288,305	$(1,064,968)
State income tax benefit (net of federal benefit)	677,264	231,604
Book to tax period adjustment	1,803,505	1,767,086
Provision for income taxes	$2,769,074	$933,722

Cash and Cash Held in Escrow – Cash consists of monies held at UMB Bank, N.A. Such cash may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund. Cash held in escrow represents monies received in advance of the effective date of an Investor’s subscription. The monies are deposited with the Fund’s transfer agent and will be released from escrow on the effective date of the subscription. The transfer agent holds escrow monies at First National Bank of Omaha.

Short-Term Investments – Short-term investments represent investments in high quality money market instruments and money market mutual funds and are recorded at NAV per share, which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. Dollars based on the rate of exchange of such currencies against U.S. Dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the Consolidated Statement of Operations.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2024

3. INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

Investment Transactions – For the six months ended September 30, 2024, the cost of purchases and proceeds from sales or other disposition of investments excluding short-term investments amounted to $78,521,730 and $32,452,266, respectively.

Associated Risks – During the normal course of business, the Fund may purchase, sell or hold various investments, which may result in certain risks, the amount of which is not apparent from the financial statements.

General Economic and Market Conditions. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector or geographic region, the risk of any investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

The Fund’s portfolio can be significantly impacted by general economic and political conditions, global and domestic market and industry-specific economic conditions. Political developments, cybersecurity attacks, natural disasters, public health crises and other events outside of the Fund’s control can also adversely impact the Fund and its portfolio in material respects. For example, if any of these events occurred it may have an impact on the Fund’s fair value measurements, financing arrangements or its ability to achieve its investment objectives which could have a material impact.

Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although, following the transition period, the Fund intends to invest approximately 90% of its total assets in Direct Access Investments through or alongside Investment Funds sponsored or managed by the Core Independent Managers. The investments held by private equity funds and Direct Access Investments involve the same types of risks associated with an investment in any operating company.

However, due to the private nature of these investments, there are no readily available market quotations and the investments tend to be illiquid and highly speculative. Such investments are valued by the Fund at fair value as determined pursuant to the policies and procedures approved by the Board. The value at which the Fund’s investments can be liquidated may differ from the fair value determined by the Fund. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, which may limit the ability of private equity funds to obtain the required financing or may reduce their expected rate of return.

Illiquidity of Investment Fund Interests. There is no regular market for interests in Investment Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the applicable Investment Fund and could occur at a discount to the stated NAV. If the Adviser determines to cause the Fund to sell its interests in an Investment Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.

Fees, Expenses, and Incentive Allocations. Investment sponsors who operate Investment Funds in which the Fund invests may receive fees for their services. The fees indirectly borne by the Fund may include a portion of the Investment Funds asset-based fees, incentive allocations, carried interest or fees and operating expenses. These fees are deducted directly from the Investment Funds assets in accordance with their governing documents. Some or all of the Investment Funds in which the Fund invests charge carried interest, incentive fees or allocations based on the Investment Funds’ performance. The Investment Funds in which the Fund invests generally charge a management fee of 2% annually of committed or net invested capital, and approximately 15% to 25% of net profits as a carried interest allocation.

Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with investing in the Fund.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2024

4. INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH RELATED PARTIES AND OTHER FEES

The Fund pays the Adviser a monthly fee of 0.075% (0.90% on an annualized basis) of the Fund’s month-end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Management Fee is in addition to the asset-based fees and incentive fees paid by the Investment Funds to the Investment Managers and indirectly borne by investors in the Fund. The Fund incurred $3,662,901 in Management Fees for the six months ended September 30, 2024, which is included in the Consolidated Statement of Operations. As of September 30, 2024 the payable due to the Adviser for Management Fees was $933,305.

As outlined in the Fund’s prospectus, the Adviser has an “Expense Limitation and Reimbursement Agreement” with the Fund through August 1, 2025 (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described herein) borne by the Fund in respect of Class A and Class I shares, for any fiscal year, to an amount not to exceed 0.55% per annum of the Fund’s net assets attributed to Class A and Class I shares, respectively. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee and underlying Investment Fund expenses (including contribution requirements for investments, expenses and management fees); (ii) interest expense and any other expenses incurred in connection with the Fund’s credit facility; (iii) expenses incurred in connection with secondary offerings and Co-Investment Opportunities and other investment-related expenses of the Fund; (iv) Distribution and Servicing Fees in respect of any Class of shares; (v) taxes; and (vi) extraordinary expenses including tax expenses. This agreement may be renewed by the mutual agreement of the Adviser and the Fund for successive terms. Unless renewed, this agreement will terminate automatically at the end of the Limitation Period. This agreement will also terminate automatically upon the termination of the investment advisory agreement between the Adviser and the Fund unless a new investment advisory agreement with the Adviser becomes effective upon such termination. To the extent that Specified Expenses in respect of any Class of shares for any month exceed the Expense Cap applicable to a Class of shares (the “Excess Expenses”), the Adviser will pay the Fund for expenses to eliminate such excess.

To the extent that the Adviser pays Excess Expenses in respect of a Class of shares, it is permitted to receive reimbursement for any expense amounts previously paid by the Adviser, for a period not to exceed three years from the date in which such expenses were paid by the Adviser on a monthly basis, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of shares have fallen to a level below the Expense Cap of the Class and the reimbursement amount does not raise the level of Specified Expenses in respect of a Class of shares in the month the reimbursement is being made to a level that exceeds the Expense Cap of the Class. For the six months ended September 30, 2024, the Fund did not waive or reimburse excess expenses paid by the Adviser.

The Fund has adopted a Distribution and Service Plan Agreement (the “Plan”) for Class A and Class I shares pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays a monthly fee out of the net assets of Class A shares at the annual rate of 0.60% of the aggregate net asset value of the Class A shares, determined and accrued as of the last day of each calendar month (before any repurchase of shares) (the “Distribution and Servicing Fee”).

The Distribution and Servicing Fee is paid to iCapital Markets LLC, an affiliate of the Adviser, as the distributor of the shares (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Class I shares are not subject to the Distribution and Servicing Fee. During the six months ended September 30, 2024, pursuant to the Plan, Class A shares incurred $997,722 in Distribution and Servicing Fees paid to the Distributor, which are included in the Consolidated Statement of Operations. As of September 30, 2024, Distribution and Servicing Fees payable to the Distributor was $212,721.

The Fund reimburses the Adviser for certain sub-accounting and sub-transfer agency fees at 0.15% of the net assets of applicable shareholder accounts for the fees payable by the Adviser to identified service providers. During the six months ended September 30, 2024, the Fund reimbursed the Adviser $247,900 of sub-accounting and sub-transfer agency fees reimbursed to the Adviser pursuant to this arrangement which are recorded in transfer agent fees in the Consolidated Statement of Operations.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2024

The Board provides supervision of the affairs of the Fund. The Trustees of the Fund who are not affiliated with the Adviser receive an annual retainer and per meeting fees for regular and special meetings and are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board and the Audit Committee Chair receive additional annual retainers. The Trustees do not receive any pension or retirement benefits from the Fund. Trustee fees and expenses incurred for the six months ended September 30, 2024, are included in the Consolidated Statement of Operations.

Ultimus Fund Solutions (“UFS”)

UFS provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to the servicing agreement with UFS, the Fund pays UFS customary fees for providing such services to the Fund. During the six months ended September 30, 2024, certain officers of the Fund were also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities. For the six months ended September 30, 2024, the Fund incurred $240,323 of administrative service fees, $40,798 of transfer agent fees, and $54,129 of fund accounting fees, which are included in the Consolidated Statement of Operations. As of September 30, 2024, service fees payable to related parties includes a payable of $95,931 due to UFS for administration, transfer agent fees and fund accounting fees.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, a related party of UFS, provides compliance services and a chief compliance officer, pursuant to a consulting agreement between NLCS and the Fund. For the six months ended September 30, 2024, the Fund incurred $22,323 in NLCS customary fees which are included in chief compliance officer fees on the Consolidated Statement of Operations. As of September 30, 2024, service fees payable to related parties includes a payable of $0 due to NLCS for chief compliance officer fees.

Blu Giant, LLC (“Blu Giant”),

Blu Giant, a related party of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the six months ended September 30, 2024, the Fund incurred $97,452 of printing and postage expenses, which are included in the Consolidated Statement of Operations. As of September 30, 2024, services fees payable to related parties payable includes a payable of $17,520 due to Blu Giant for printing and postage expenses.

5. REPURCHASES OF SHARES

The Fund may from time to time, offer to repurchase shares pursuant to written tenders by shareholders. For the six months ended September 30, 2024, the Adviser recommended and intends to continue to recommend to the Board (subject to its discretion) that the Fund offer to repurchase shares from shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value. In determining whether the Fund should offer to repurchase shares from shareholders, the Board considers the recommendation of the Adviser. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase shares from shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 45 days prior to the applicable repurchase date. Any repurchase of shares from a shareholder which are held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2.00% of the net asset value of any such shares repurchased by the Fund. There is no minimum number of shares which must be repurchased in any repurchase offer. For the fiscal six months ended September 30, 2024, the early repurchase fees were $880. This amount is netted against the Shares Repurchased in the Statement of Changes in Net Assets.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2024

During the six months ended September 30, 2024, the Fund repurchased tendered shares as follows:

Repurchase Date	Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered	Net Asset Value of Shares Tendered	Repurchase Value of Shares Tendered	Shares Outstanding on Repurchase Date, Before Repurchase
June 30, 2024
Class A		2.43%	479,393	$16.95	$8,125,703	19,751,219
Class I		1.45%	184,715	$37.06	$6,845,523	12,753,905
Total	$38,114,117				$14,971,226
September 30, 2024
Class A		1.58%	309,287	$17.35	$5,366,137	19,532,658
Class I		1.93%	268,567	$38.00	$10,205,534	13,883,922
Total	$43,114,004				$15,571,671

6. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Fund’s tax year-end is September 30, 2024: as such, the information in this section is as of the Fund’s tax year end.

The tax character of Fund distributions paid for the tax years ended September 30, 2024, and September 30, 2023 was as follows:

	Tax Year Ended September 30, 2024	Tax Year Ended September 30, 2023
Ordinary Income	$—	$7,653,388
Long-Term Capital Gain	5,534,959	35,998,333
Return of Capital	—	—
	$5,534,959	$43,651,721

As of September 30, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Post October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficits)
$—	$9,064,633	$(6,611,316)	$—	$13,441,236	$173,166,190	$189,060,743

The difference between book basis and tax basis accumulated ordinary income/(loss) and other book/tax differences are primarily attributable to the unamortized portion of organization expenses for tax purposes and adjustments for partnerships, passive foreign investment companies, and the Fund’s wholly-owned subsidiary.

Late year losses incurred after December 31 within the tax year are deemed to arise on the first business day of the following tax year for tax purposes. The Fund incurred and elected to defer such late year losses of $6,611,316.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses resulted in reclassification for the tax year ended September 30, 2024 as follows:

Paid in Capital	Accumulated earnings (losses)
$(6,485,285)	$6,485,285

These reclassifications had no effects on net assets.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2024

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedule K-1s for the year ended December 31, 2024 (the underlying Investment Funds’ year-end); therefore, the tax basis of investments for 2024 will not be finalized by the Fund until after the fiscal period end.

7. COMMITMENTS AND CONTINGENCIES

Revolving Credit Agreement

Effective March 3, 2023, the Fund entered into a revolving credit agreement (“Credit Facility”) with Royal Bank of Canada (the “Lender”). The Credit Facility, as amended on November 8, 2023, has a maximum borrowing limit of $70 million (“Committed Loan Limit”) and has a maturity date of February 28, 2025. The Fund has access to the Credit Facility for working capital to manage liquidity, including providing financing for the Fund’s acquisition of Investment interests. The Credit Facility has an interest rate which is dependent upon the effective borrowing date (“Borrowing Date”); if a Loan is requested three business days prior to the Borrowing Date, the applicable interest rate is 3 Month Secured Overnight Financing Rate (“SOFR”) plus 1.30% per annum, if a Loan is requested less than three days prior to the Borrowing Date, the applicable interest rate is Prime Rate plus 1.30% per annum. The Fund pays the Lender a Facility Fee of 1.15% based upon the Committed Loan Limit. For the six months ended September 30, 2024, the Fund incurred $402,500 in commitment fees, which are included in the line of credit fees in the Consolidated Statement of Operations. The Fund did not utilize the line of credit during the six months ended September 30, 2024.

8. SUBSEQUENT EVENTS

Subsequent to September 30, 2024 and through November 27, 2024, the date the financial statements were issued, the Adviser evaluated subsequent events and concluded that there were no events requiring accrual or disclosure.

PRIVACY NOTICE

What does iDirect Private Markets Fund (the “Fund”) do with your personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	●	Social Security number and wire transfer instructions
	●	Account transactions and transaction history
	●	Investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the fund share?	Can you limit this sharing?
For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes To offer our products and services to you	NO	We don’t share
For joint marketing with other financial companies	NO	We don’t share
For our affiliates’ everyday business purposes Information about your transactions and records	NO	We don’t share
For our affiliates’ everyday business purposes Information about your credit worthiness	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share
Questions?	Call 1-888-524-9441

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your non-public personal information.

How does the Fund collect my personal information?	We collect your personal information, for example, when you
	●	Open an account or deposit money
	●	Direct us to buy securities or direct us to sell your securities
	●	Seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
	●	Sharing for affiliates’ everyday business purposes — information about your creditworthiness
	●	Affiliates from using your information to market to you
	●	Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
	●	The Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies
	●	The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
	●	The Fund doesn’t jointly market.

iDirect Private Markets Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2024

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR

iCapital Registered Fund Adviser LLC.

60 East 42nd Street, 26th Floor

New York, NY 10165

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

iDirect-SAR24

iCapital®

www.icapital.com

North America
New York City
Princeton
Greenwich
Boston
Boca Raton
Toronto
Birmingham

Europe
Zurich
London
Lisbon

Asia
Hong Kong
Singapore

IMPORTANT INFORMATION

This material is provided for informational purposes only and is not intended as, and may not be relied on in any manner as legal, tax or investment advice, a recommendation, or as an offer to sell, a solicitation of an offer to purchase or a recommendation of any interest in any fund or security offered by iCapital Markets. Alternative investments are complex, speculative investment vehicles and are not suitable for all investors. This material does not intend to address the financial objectives, situation or specific needs of any individual investor.

Securities may be offered through iCapital Markets, LLC, a registered broker dealer, member of FINRA and SIPC and subsidiary of Institutional Capital Network, Inc. (d/b/a iCapital). These registrations and memberships in no way imply that the SEC, FINRA or SIPC have endorsed the entities, products or services discussed herein. iCapital, iCapital Markets, and iCapital Network are registered trademarks of Institutional Capital Network, Inc. Additional information is available upon request.

© 2024 Institutional Capital Network, Inc. All Rights Reserved.

2

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a Registrant files with, or submits to, the Commission and in other public communications made by the Registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	The Code of Ethics is not posted on Registrant’ website.

(f)	A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

a)	The Registrant’s board of trustees has determined that Mark Gersten is a financial expert, as defined in Item 3 of Form N-CSR. Mark Gersten is independent for the purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2024 - $107,000

2023 - $102,000

(b)	Audit-Related Fees

There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees

2024 - $62,900

2023 - $62,900

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

2024 - $62,900

2023 - $62,900

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Investments.

Incorporated by reference.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not Applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not Applicable

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

(a)	Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

(b)	The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

(c)	The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

As of September 30, 2024, the personnel of the Advisers who have primary responsibility for management of the Fund are Nicholas Veronis and David Shyu.

Nicholas Veronis

Nicholas is a Co-Founder and one of the Managing Partners of iCapital Network, Inc., where he is Head of Portfolio Management. He spent 11 years at Veronis Suhler Stevenson (VSS), a middle market private equity firm where he was a Managing Director responsible for originating and structuring investment opportunities. At VSS, he specialized in the business information services sector and helped spearhead the firm’s investment strategy in the financial software and data sector, including its investment in Ipreo. Nicholas was previously an operating advisor to Atlas Advisors, an independent investment bank based in New York. He began his career as a financial journalist for The Boston Business Journal, was a reporter for The Star-Ledger, and a Senior Associate in the New Media Division of Newhouse Newspapers. He holds a BA in economics from Trinity College and FINRA Series 7, 79, and 63 licenses.

David Shyu

David Shyu is a Co-Portfolio Manager of the Fund. Prior to iCapital, Mr. Shyu was a Director of Newbury Partners, responsible for the origination, valuation, execution and monitoring of secondary investments and co-investments. Prior to Newbury, Mr. Shyu was an Associate in the Secondary Group at Auda Private Equity. Previously, Mr. Shyu worked as an analyst at Goldman Sachs. Mr. Shyu graduated cum laude from Princeton University with a BSE in Operations Research and Financial Engineering.

(a)(2)	The following table shows information regarding accounts (other than the Fund) managed by each named portfolio manager as of September 30, 2024:

Nick Veronis	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

David Shyu	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

(a)(3)	As of September 30, 2024, the compensation of each portfolio manager is typically comprised of (i) a fixed annual salary, (ii) a discretionary bonus determined by reference to personal performance, as well as the performance of iCapital, Inc., and iCapital Registered Fund Adviser LLC, (iii) a 401K matching plan, and (iv) one or more option grants pursuant to the iCapital option plan, as amended, which typically vest over a four year period, Such amounts are payable by iCapital, Inc. (or a subsidiary of iCapital, Inc.) and not by the Adviser or Fund. iCapital implements annually, a formalized performance evaluation for all employees that includes goal setting, 360 feedback, mid-year evaluations and final year-end assessments carried out by management.

(a)(4)

As of September 30, 2024, Nick Veronis had $1,000,001-$1,500,000 in beneficial ownership of the Fund.

As of September 30, 2024, David Shyu had no beneficial ownership of the Fund.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1)	Code of Ethics filed herewith

(a)(2)	Not applicable

(a)(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4)	Not applicable

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	iDirect Private Markets Fund

By (Signature and Title)	/s/ Nicholas Veronis
Nicholas Veronis, President/Principal Executive Officer

Date	12/06/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Nicholas Veronis
Nicholas Veronis, President/Principal Executive Officer

Date	12/06/2024

By (Signature and Title)	/s/ Indira Mahadeo
Indira Mahadeo, Treasurer/Principal Financial Officer

Date	12/06/2024